MRBL ENHANCED EQUITY ETF
SCHEDULE OF INVESTMENTS
August 31, 2025 (Unaudited)

PURCHASED OPTIONS - 79.8%(a)	Notional Amount	Contracts	Value
Call Options - 79.8%
SPDR S&P 500 ETF Trust, Expiration: 09/19/2025; Exercise Price :$203.01 (b)(c)(f)	$6,837,530	106	$4,672,094
TOTAL PURCHASED OPTIONS (Cost $3,848,009)			4,672,094

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.6%		Shares
First American Government Obligations Fund - Class X, 4.22%(d)		33,548	33,548
TOTAL MONEY MARKET FUNDS (Cost $33,548)			33,548

TOTAL INVESTMENTS - 80.4% (Cost $3,881,557)			$4,705,642
Other Assets in Excess of Liabilities - 19.6% (e)			1,148,164
TOTAL NET ASSETS - 100.0%			$ 5,853,806

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.
(e)	Includes cash of $1,180,549 that is pledged as collateral for written options.
(f)	FLexible EXchange® Options.

MRBL ENHANCED EQUITY ETF
SCHEDULE OF WRITTEN OPTIONS
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.5)%	Notional Amount	Contracts	Value
Call Options - (0.5)% (a)(b)
S&P 500 Index, Expiration: 09/19/2025; Exercise Price: $6,570.01(f)	$ (6,460,260)	(10)	$ (27,712)
S&P 500 Mini Index, Expiration: 09/19/2025; Exercise Price: $657.01(f)	(387,618)	(6)	(1,659)
TOTAL WRITTEN OPTIONS (Premiums received $50,240)			$ (29,371)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	FLexible EXchange® Options.

MRBL ENHANCED EQUITY ETF

Summary of Fair Value Disclosures as of August 31, 2025 (Unaudited)

MRBL Enhanced Equity ETF (the “Fund”) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Purchased Options	$—	$4,672,094	$—	$4,672,094
Money Market Funds	33,548	—	—	33,548
Total Investments	$33,548	$4,672,094	$—	$4,705,642

Liabilities
Written Options	$—	$(29,371)	$—	$(29,371)
Total Investments	$—	$(29,371)	$—	$(29,371)

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended August 31, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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